Filed Pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823
Supplement dated September 12, 2008
to the
Prospectus dated November 30, 2007
for
Domini Social Equity Fund®
Domini European Social Equity FundSM
Domini European PacAsia Social Equity FundSM
Domini PacAsia Social Equity FundSM
(each a “Fund,” and collectively, the “Funds”)
Each Fund currently invests all of its assets in a corresponding series of the Domini Social Trust (each a “Master Fund”) that invests directly in securities. This investment structure is referred to as a “master-feeder” structure. On September 3, 2008, the Board of Trustees of the Funds approved the withdrawal of each Fund’s investment from its corresponding Master Fund and the direct investment in securities by each Fund. It is anticipated that this change in each Fund’s investment structure will be effective as of the close of business on November 28, 2008.
In connection with the change to each Fund’s investment structure, (1) Domini Social Equity Fund will enter into a management agreement with Domini Social Investments LLC (“Domini”), the current manager of Domini Social Equity Trust, the Master Fund in which Domini Social Equity Fund currently invests all of its assets, and (2) with respect to each of the Funds Domini will enter into a submanagement agreement with Wellington Management Company, LLP, the current submanager of the Master Funds in which each Fund invests all of its assets. Except for the contracting party, the terms of the new management and submanagement agreements will be identical to the agreements currently in effect with respect to the Master Funds.
There will be no change to a Fund’s portfolio of investments, advisory and portfolio management personnel, or any services provided to a Fund or its shareholders, and there will be no change to a Fund’s management or submanagement fees as a result of the change to the Fund’s investment structure.
If you have any questions concerning the change to each Fund’s investment structure, please feel free to contact Domini at 1-800-582-6857.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.